UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2004

Dynamic Health Products, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-23031	34-1711778
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6911 Bryan Dairy Road, Suite 210, Largo, Florida	33777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 329-1845

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective October 1, 2004, Dynamic Health Products, Inc., a Florida corporation (“Dynamic” or the “Company”) acquired Bob O’Leary Health Food Distributor Co., Inc., a Pennsylvania corporation (“BOSS”).

The above was accomplished pursuant to a Stock Purchase Agreement dated September 10, 2004. At the closing, Dynamic acquired all of the issued and outstanding shares of common stock of BOSS (the “Shares). The consideration paid by Dynamic for the Shares and the sellers’ execution of a Non-Competition, Non-Solicitation and Confidentiality Agreement was Five Million Five Hundred Thousand Dollars ($5,500,000.00) in cash, subject to a dollar for dollar adjustment, equal to the increase or decrease in net book value of BOSS from June 30, 2004 to September 30, 2004. In addition, at closing, Dynamic paid an aggregate of $234,500 in cash to the former shareholders of BOSS in consideration of outstanding debt.

In conjunction with the acquisition, Dynamic completed the placement of $6 million in secured convertible notes and warrants to an institutional investor.

BOSS is engaged in developing, wholesaling and distributing a wide variety of non-prescription dietary supplements, vitamins, health food and nutritional products, soft goods and other related products. It was determined by management and the Board of Directors of Dynamic that it would be in the best interest of Dynamic to acquire BOSS to further certain of its business objectives, including without limitation, providing additional sales and expanded marketing and distribution channels for Dynamic.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by Dynamic Health Products, Inc. on October 4, 2004, announcing its completion of the acquisition of Bob O’Leary Health Food Distributor Co., Inc., is filed herewith as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of Bob O’Leary Health Food Distributor Co., Inc. for the two years ended December 31, 2003 and 2002, prepared pursuant to Rule 3.05 of Regulation S-X, previously filed.

(b)	Pro forma financial information required pursuant to Article 11 of Regulation S-X:

(c)	Exhibits. The following documents are filed as exhibits to this report.

10.1	Stock Purchase Agreement dated September 10, 2004, by and among Dynamic Health Products, Inc., Robert T. O’Leary, Linda O’Leary, and Bob O’Leary Health Food Distributor Co., Inc.(1)

99.1	Press release issued October 4, 2004.(2)

99.2	Audited Financial Statements of Dynamic Health Products, Inc. as of March 31, 2004.(3)

99.3	Audited Financial Statements of Bob O’Leary Health Food Distributor Co., Inc. as of December 31, 2003.(2)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K, filed in Washington, D.C. on September 10, 2004.
(2)	Incorporated by reference to the Company’s Current Report on Form 8-K, filed in Washington, D.C. on October 4, 2004.
(3)	Incorporated by reference to the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, file number 0-23031, filed in Washington, D.C. on June 29, 2004.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2004

	Dynamic Health Products, Inc. March 31, 2004	Bob O’Leary Health Food Distributor Co., Inc. December 31, 2003	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$219,119	$279,930	$(5,734,500	) (a)	$499,049
			5,734,500	(c)
Marketable equity securities, net	3,806,324	—	—		3,806,324
Accounts receivable, net	154,230	748,267	—		902,497
Inventories, net	189,193	1,800,403	—		1,989,596
Prepaid expenses	43,468	156,766	—		200,234
Other current assets	56,345	—	—		56,345
Due from affiliates	10,605	—	—		10,605
Note receivable from affiliate	40,481	—	—		40,481

Total current assets	4,519,765	2,985,366	—		7,505,131

Property, plant and equipment, net	1,314,399	161,092	—		1,475,491

Goodwill	—	—	3,538,202	(a)	3,638,202
			100,000	(b)
Intangible assets, net	25,842	—	265,500	(c)	291,342
Other assets	5,141	10,482	498,763	(d)	514,386

Total assets	$5,865,147	$3,156,940	$4,402,465		$13,424,552

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$126,086	$767,104	$100,000	(b)	$993,190
Other payables	95,413	—	—		95,413
Current portion of long-term obligations	27,023	—	—		27,023
Accrued expenses	68,411	193,538	—		261,949
Obligations to affiliates	245,292	—	—		245,292
Note payable	13,043	—	—		13,043

Total current liabilities	575,268	960,642	100,000		1,635,910

Deferred income taxes	1,189,300	—	—		1,189,300
Long-term obligations, less current portion	813,491	—	2,576,598	(c)	3,390,089

Total liabilities	2,578,059	960,642	2,676,598		6,215,299

Commitments and contingencies

Shareholders’ equity:
Series A Convertible Preferred stock	—	—	—		—
Series B 6% Cumulative Convertible Preferred stock	—	—	—		—
Common stock	127,748	5,000	(5,000	) (a)	127,748
Additional paid-in capital	2,671,568	20,000	(20,000	) (a)	6,593,733
			3,423,402	(c)
			498,763	(d)
Retained earnings (deficit)	(1,798,719)	2,171,298	(2,171,298	) (a)	(1,798,719)
Accumulated other comprehensive income:
Unrealized gains (losses) on marketable equity securities, net of tax	2,286,491	—	—		2,286,491

Total shareholders’ equity	3,287,088	2,196,298	1,725,867		7,209,253

Total liabilities and shareholders’ equity	$5,865,147	$3,156,940	$4,402,465		$13,424,552

See notes to unaudited pro forma condensed consolidated financial statements.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004

	Dynamic Health Products, Inc.	Bob O’Leary Health Food Distributor Co., Inc.	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
Revenue	$1,892,539	$29,725,194	$(27,120	) (e)	$31,590,613

Cost of goods sold:	942,533	24,667,135	(27,120	) (e)	25,582,548

Gross profit	950,006	5,058,059	—		6,008,065

Operating expenses:
Selling, general and administrative expenses	1,350,040	4,349,103	(322,576	) (f)	5,374,321
			(80,000	) (g)
			(88,500	) (h)
			166,254	(i)

Total operating expenses	1,350,040	4,349,103	(324,822)		5,374,321

Operating income (loss) before other income and expense	(400,034)	708,956	324,822		633,744

Other income (expense):
Interest income	3,104	132	—		3,236
Loss on distribution of investment	—	—	—		—
Other income and expenses, net	283,895	9,396	—		293,291
Losses on marketable equity securities, net	(102,434)	—	—		(102,434)
Gain on sale of investment	71,843	—	—		71,843
Loss on disposition of equipment	(1,335)	—	—		(1,335)
Equity in income (loss) of affiliated companies	(6,500)	—	—		(6,500)
Interest expense	(96,169)	—	(1,141,134	) (j)	(1,237,303)

Total other income (expense)	152,404	9,528	(1,141,134)		(979,202)

Income (loss) before income taxes	(247,630)	718,484	(816,312)		(345,458)

Income tax expense (benefit)	(138,979)	—	—		(138,979)

Net income (loss)	(108,651)	718,484	(816,312)		(206,479)

Preferred stock dividends	—	—	—		—

Net income (loss) available to common shareholders	$(108,651)	$718,484	$(816,312)		$(206,479)

Basic and diluted loss per share	$(0.01)	$—	$—		$(0.02)

Basic and diluted weighted average number of common shares outstanding	12,387,611	—	—		12,387,611

See notes to unaudited pro forma condensed consolidated financial statements.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2004

	Dynamic Health Products, Inc. June 30, 2004	Bob O’Leary Health Food Distributor Co., Inc. June 30, 2004	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$61,174	$60,857	$(5,734,500	) (k)	$122,031
			5,734,500	(m)
Marketable equity securities, net	4,227,286	—	—		4,227,286
Accounts receivable, net	88,157	941,855	—		1,030,012
Inventories, net	270,744	2,460,335	—		2,731,079
Prepaid expenses	46,802	125,407	—		172,209
Deferred consulting fees	247,500	—	—		247,500
Other current assets	51,662	—	—		51,662
Due from affiliates	153	—	—		153
Note receivable from affiliate	41,241	—	—		41,241

Total current assets	5,034,719	3,588,454	—		8,623,173

Property, plant and equipment, net	1,300,016	190,718	—		1,490,734

Goodwill	—	—	3,538,202	(k)	3,638,202
			100,000	(l)
Intangible assets, net	25,413	—	265,500	(m)	290,913
Other assets	4,491	10,482	498,763	(n)	513,736

Total assets	$6,364,639	$3,789,654	$4,402,465		$14,556,758

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$209,835	$605,938	$100,000	(l)	$915,773
Other payables	73,518	—	—		73,518
Current portion of long-term obligations	25,619	—	—		25,619
Accrued expenses	154,088	486,161	—		640,249
Obligations to affiliates	150,047	—	—		150,047
Notes payable, shareholders	—	500,000	—		500,000

Total current liabilities	613,107	1,592,099	100,000		2,305,206

Deferred income taxes	1,340,846	—	—		1,340,846
Long-term obligations, less current portion	810,328	—	2,576,598	(m)	3,386,926

Total liabilities	2,764,281	1,592,099	2,676,598		7,032,978

Commitments and contingencies

Shareholders’ equity:
Series A Convertible Preferred stock	—	—	—		—
Series B 6% Cumulative Convertible Preferred stock	—	—	—		—
Common stock	127,748	5,000	(5,000	) (k)	127,748
Additional paid-in capital	2,941,568	20,000	(20,000	) (k)	6,863,733
			3,423,402	(m)
			498,763	(n)
Retained earnings (deficit)	(2,024,866)	2,172,555	(2,171,298	) (k)	(2,023,609)
Accumulated other comprehensive income:
Unrealized gains (losses) on marketable equity securities, net of tax	2,555,908	—	—		2,555,908

Total shareholders’ equity	3,600,358	2,197,555	1,725,867		7,523,780

Total liabilities and shareholders’ equity	$6,364,639	$3,789,654	$4,402,465		$14,556,758

See notes to unaudited pro forma condensed consolidated financial statements.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2004

	Dynamic Health Products, Inc.	Bob O’Leary Health Food Distributor Co., Inc.	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
Revenue	$277,799	$7,783,360	$—		$8,061,159

Cost of goods sold	154,137	6,424,613	—		6,578,750

Gross profit	123,662	1,358,747	—		1,482,409

Operating expenses:
Selling, general and administrative expenses	390,385	1,105,546	(88,504	) (o)	1,406,366
			(20,500	) (p)
			(22,125	) (q)
			41,564	(r)

Total operating expenses	390,385	1,105,546	(89,565)		1,406,366

Operating income (loss) before other income and expense	(266,723)	253,201	89,565		76,043

Other income (expense):
Interest income	773	—	—		773
Gain on sale of assets	—	46,938	—		46,938
Other income and expenses, net	55,047	1,413	—		56,460
Interest expense	(15,244)	—	(285,284	) (s)	(300,528)

Total other income (expense)	40,576	48,351	(285,284)		(196,357)

Income (loss) before income taxes	(226,147)	301,552	(195,719)		(120,314)

Income tax expense (benefit)	—	—	—		—

Net income (loss)	(226,147)	301,552	(195,719)		(120,314)

Preferred stock dividends	—	—	—		—

Net income (loss) available to common shareholders	$(226,147)	$301,552	$(195,719)		$(120,314)

Basic and diluted loss per share	$(0.02)	$—	$—		$(0.01)

Basic and diluted weighted average number of common shares outstanding	12,774,834	—	—		12,774,834

See notes to unaudited pro forma condensed consolidated financial statements.

Dynamic Health Products, Inc. And Subsidiaries

Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma data presented in the unaudited pro forma condensed consolidated financial statements is included in order to illustrate the effect on the Company’s financial statements of the transactions described below:

On October 1, 2004, Dynamic Health Products, Inc. (the “Company”), purchased all of the issued and outstanding shares of common stock of Bob O’Leary Health Food Distributor Co., Inc. (“BOSS”). The consideration paid by the Company to the sellers for the shares and the sellers’ execution of a non-competition, non-solicitation and confidentiality agreement was $5,500,000. The purchase price is subject to a dollar for dollar adjustment, equal to the increase or decrease in net book value of BOSS from June 30, 2004 to September 30, 2004. In addition, at closing, the Company paid an aggregate of $234,500 in cash to the former shareholders of BOSS in consideration of outstanding debt.

In order to consummate the acquisition of BOSS, on September 30, 2004, the Company entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. (“Laurus”), whereby the Company completed the sale to Laurus of a secured convertible note in the principal amount of $6,000,000 and warrants to purchase 1,375,000 shares of the Company’s common stock.

Effective October 1, 2004, the compensation committee of the Company’s Board of Directors granted options to purchase 500,000 shares of the Company’s common stock to the Company’s Chairman, in connection with his providing a personal guarantee for the Laurus note. All of the options are exercisable at $1.14 per share and vest approximately equally over three years, commencing October 1, 2005.

The pro forma information is based on the following historical financial statements after giving effect to the acquisition of BOSS using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements.

The audited financial statements of BOSS as of and for the year ended December 31, 2003 (included in the filing of the Company’s Current Report on Form 8-K, dated October 1, 2004), which have been provided by BOSS.

The unaudited financial statements of BOSS as of and for the three months ended June 30, 2004, which have been provided by BOSS.

These pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the consolidations had been in effect on the dates indicated or which may be obtained in the future.

Prior to the Company’s acquisition of BOSS it was an S Corporation for federal income tax purposes. Therefore, no income tax provision has been provided in the historical financial statements of BOSS and no income tax effects were considered in the pro forma financial statements.

In the opinion of management of the Company, all adjustments have been made that are necessary to present fairly the pro forma data.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements and related notes of the respective companies.

(A)	The pro forma condensed consolidated balance sheet as of March 31, 2004 gives effect to the purchase of BOSS and the funding for the purchase through the sale of a secured convertible note in the principal amount of $6,000,000 and warrants to purchase 1,375,000 shares of Company common stock, and the granting of 500,000 stock options to the Company’s Chairman, as if it had occurred on March 31, 2004.

The following pro forma adjustments are incorporated in the pro forma condensed consolidated balance sheet:

(a)	To reflect the acquisition of BOSS by the Company.

(b)	To reflect estimated acquisitions costs.

(c)	To reflect the issuance of the convertible note and warrants to Laurus.

(d)	To reflect the granting of the stock options to the Company’s Chairman.

(B)	The pro forma condensed consolidated statement of operations for the year ended March 31, 2004 gives effect to the purchase of BOSS and the funding for the purchase through the sale of a secured convertible note in the principal amount of $6,000,000 and warrants to purchase 1,375,000 shares of Company common stock, and the granting of 500,000 stock options to the Company’s Chairman, as if it had occurred on April 1, 2003.

The following pro forma adjustments are incorporated in the pro forma condensed consolidated statement of operations:

(e)	Elimination of intercompany revenues and expenses to reflect the consolidation of BOSS and the Company.

(f)	Net decrease in salaries, wages and payroll taxes through resignations associated with BOSS, partially offset by an increase in salaries and wages through promotions and additions associated with BOSS.

(g)	Decrease in profit sharing expense associated with BOSS.

(h)	Amortization of loan costs.

(i)	Increase in compensation expense associated with the stock options.

(j)	Amortization of the debt discount.

(C)	The pro forma condensed consolidated balance sheet as of June 30, 2004 gives effect to the purchase of BOSS and the funding for the purchase through the sale of a secured convertible note in the principal amount of $6,000,000 and warrants to purchase 1,375,000 shares of Company common stock, and the granting of 500,000 stock options to the Company’s Chairman, as if it had occurred on June 30, 2004.

The following pro forma adjustments are incorporated in the pro forma condensed consolidated balance sheet:

(k)	To reflect the acquisition of BOSS by the Company.

(l)	To reflect estimated acquisition costs.

(m)	To reflect the issuance of the convertible note and warrants to Laurus.

(n)	To reflect the granting of stock options to the Company’s Chairman.

(D)	The pro forma condensed consolidated statement of operations for the three months ended June 30, 2004 gives effect to the purchase of BOSS and the funding for the purchase through the sale of a secured convertible note in the principal amount of $6,000,000 and warrants to purchase 1,375,000 shares of Company common stock, and the granting of 500,000 stock options to the Company’s Chairman, as if it had occurred on April 1, 2004.

The following pro forma adjustments are incorporated in the pro forma condensed consolidated statement of operations:

(o)	Net decrease in salaries, wages and payroll taxes through resignations associated with BOSS, partially offset by an increase in salaries and wages through promotions and additions associated with BOSS.

(p)	Decrease in profit sharing expense associated with BOSS.

(q)	Amortization of loan costs.

(r)	Increase in compensation expense associated with the stock options.

(s)	Amortization of the debt discount.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC HEALTH PRODUCTS, INC.

Date: October 29, 2004	/s/ Mandeep K. Taneja
Mandeep K. Taneja, Chief Executive Officer

/s/ Cani I. Shuman
Cani I. Shuman, Chief Financial Officer